UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-9533
                                                     ---------------------

                         Colonial Insured Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               Russell Kane, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3363
                                                           -------------------

                  Date of fiscal year end:  11/30/2003
                                           ------------------

                  Date of reporting period: 11/30/2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[photo of bridge]


COLONIAL INSURED MUNICIPAL FUND

ANNUAL REPORT
NOVEMBER 30, 2003

Not FDIC Insured
May Lose Value
No Bank Guarantee

COLONIAL FUNDS
One Financial Center
Boston, MA 02111-2621

January 14, 2004


Dear Shareholder:

I am writing to you as the independent chairman of the board of trustees of your Colonial fund. I have been privileged to serve on the board of the Colonial funds for more than three years and on the board of many of the affiliated Columbia funds for more than seven years. On December 8, 2003 the board of trustees elected me the chairman. Over those seven years I have gained a deep sense of responsibility for the continued success of our funds. Needless to say, the entire board shares that commitment to you.

These have been troubling times in the fund industry, with newspapers reporting widely on trading and governance failings. Your board has been energetic over the past year in strengthening our organization and our capacity to effectively oversee the Colonial funds.

First, as already indicated, the trustees in December elected an independent trustee to chair our twelve person board. All of the trustees are completely independent of the advisor and its affiliates except for the president of the funds, Joseph Palombo. Each committee of the board is comprised only of independent trustees.

Second, last year we reconfigured the membership of the four person audit committee to include only persons qualifying as "audit committee financial experts" under the demanding standards of the Sarbanes-Oxley legislation. Few audit committees are fortunate to possess such a breadth and depth of financial experience.

Third, we strengthened our oversight capacity by appointing Martha Fox as chief compliance officer of the Colonial funds, reporting directly to your fund's audit committee. We also assigned board members to four separate investment oversight committees, each better able to monitor performance of individual funds.

Fourth, with guidance from our board the investment advisor last year increased its vigilance to identify and discourage trading in open end mutual fund shares by speculators. Monitoring personnel have attempted to identify and reject frequent traders, but frankly that effort by itself cannot be 100% effective. Accordingly, in February 2003 we implemented 2% redemption penalties in the open end international funds most subject to market timing, and we are considering still broader application of redemption fees to curb further attempts to profit from the open end funds by short-term trading. We are also closely monitoring legislative and regulatory initiatives that would aid in preventing abuses of open end funds that currently cannot be detected directly by management or our transfer agent.

Finally, to further align the interests of the trustees with those of our shareholders, the board late last year voted to double the required investment by each trustee in the funds that we oversee. At the same time, new policies were instituted requiring all investment personnel and trustees to hold any mutual fund shares for a minimum of one year (unless extraordinary circumstances warrant an exception to be granted by a board committee).

Undoubtedly, more improvements will be made in the period ahead, but the board wants you to know that we take our responsibilities very seriously and we commit to you our continued efforts to serve your interests.

Sincerely,

/s/ Thomas C. Theobald

Thomas C. Theobald
Chairman

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

It was another solid year for the US bond market. However, the positive gains reported from all major sectors masked an extremely volatile environment. Most of the gains were actually earned in the first half of the reporting period and they were sufficient to offset losses or declining performance in the second half.

From December through mid-June, interest rates generally declined and bond prices rose as the economy struggled to gain a solid footing and the nation prepared to go to war. In June, the yield on the 10-year Treasury note fell to a 45-year low of just over 3.1%. High-yield bonds were the primary beneficiaries of this trend as investors seemed willing to put their fears aside and look to better times ahead. However, after the major military battles of the war were declared over and the economy showed clear signs of picking up, interest rates began to rise and bond prices came down in most sectors. The 10-year yield reached a high of 4.4% in August, then moved within a tight range around 4.0% to 4.2% for the remainder of the period. As the environment changed, high-yield and mortgage bonds held up better than other sectors while Treasury bonds lagged.

This reversal of fortune for bonds and a shift of investor enthusiasm back to stocks, which drove equity returns back into double digit territory, serve as a reminder that a diversified portfolio may offer the best opportunity for long-term investment success. Talk to your financial advisor if you're uncertain about the level of diversification of your portfolio. Your advisor can help you keep your investments on track.

As always, thank you for investing in Colonial Funds. We look forward to continuing to serve you in the years ahead.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President
January 12, 2004

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PORTFOLIO MANAGER'S REPORT

PRICE PER SHARE AS OF 11/30/03 ($)

Net asset value          14.86
------------------------------
Market price             15.30
------------------------------


1-YEAR TOTAL RETURN
AS OF 11/30/03 (%)

Net asset value           6.78
------------------------------
Market price              8.77
------------------------------

Lipper Insured Municipal
Debt Funds (Leveraged)
Category average          9.45
------------------------------

All results shown assume
reinvestment of distributions.

DISTRIBUTIONS DECLARED
PER COMMON SHARE
12/1/02-11/30/03 ($)
                          1.05
------------------------------

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the fund's ordinary income, and any market discount is taxable when distributed.

TOP 5 SECTORS AS OF 11/30/03 (%)

Local general obligations 12.8
------------------------------
Airports                   9.0
------------------------------
Hospitals                  8.8
------------------------------
Refunded/escrowed          8.3
------------------------------
Water & sewer              7.7
------------------------------


QUALITY BREAKDOWN
AS OF 11/30/03 (%)

AAA                       80.8
------------------------------
AA                         5.4
------------------------------
A                          4.4
------------------------------
BBB                        3.3
------------------------------
BB                         1.2
------------------------------
CCC                        0.2
------------------------------
CC                         0.1
------------------------------
Non-rated                  3.9
------------------------------
Cash equivalents           0.7
------------------------------

Sector breakdowns are calculated as a percentage of net assets (including auction preferred shares). Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown or invest in these sectors in the future.

For the 12-month period ended November 30, 2003, Colonial Insured Municipal Fund generated a total return of 6.78%, based on investment at net asset value. That was less than the 9.45% average return of the fund's peer group, the Lipper Insured Municipal Debt Funds (Leveraged) Category average.1 The fund's investments performed satisfactorily during the period, as interest rates on insured municipal bonds, generally, trended lower and bond prices moved higher. However, hedging strategies initiated during the year hurt overall performance. Hedging is a strategy for reducing some of the risk involved in holding an investment. However, there are costs associated with hedging, hedging can limit potential returns and there is no guarantee that the strategy will be successful.

Leveraged positions provided the trust with additional income during the period. We have, in effect, "borrowed against" the trust's investment positions by issuing preferred shares, which payout a short-term variable rate. When those preferred shares were issued in 1999, we invested the proceeds in bonds with longer maturities. During this reporting period, the payout rate of preferred shares was much lower than the yield the trust earned from those longer-maturity bonds. The trust issued preferred shares because the leverage they provided made it possible to enhance yield and improve performance. These preferred shares also gave us added flexibility to take advantage of timely market opportunities. However, the use of leverage increases the likelihood of share price volatility and market risk.

The fund implemented hedging techniques in an attempt to protect it from an increase in interest rates, as well as to preserve the ability to profit from further declines. Unfortunately, when July's upbeat economic forecasts spurred fears of inflation, interest rates rose dramatically across all maturities. The yield change was well outside the usual variability of the 10-year Treasury note, which serves as a benchmark for interest rates, and also outside the range of protection offered by the hedging strategy. The result was a loss for the portfolio.

----------------
1 Lipper, Inc., a widely respected data provider in the industry, calculates an average return for mutual funds with similar investment objectives as the fund.

By contrast, the fund benefited from owning non-callable bonds, including some zero coupon bonds, which accrue interest as they appreciate to face value at maturity and thrive when rates are declining. Airline revenue bonds, which lagged the market during the first half of the year, also contributed to the fund's return. They rebounded strongly as the economy rallied in the third quarter, justifying the fund's decision to stick with this struggling industry. Going forward, we anticipate that the unions will press their case for higher wages and other benefits, but we continue to believe that airline bonds should perform well as economic conditions improve. On the other hand, we expect hospital bonds to be candidates for sale should their prices rise in response to the new Medicare reimbursement package.

Although the economy is back on a growth track, we anticipate muted inflationary pressures going forward, and relatively low interest rates for an extended period of time. We are looking to purchase bonds with intermediate to longer maturities, typically around 20 years, and preferably high-quality insured bonds with no call features, or at minimum, current call protection. Sale candidates will include bonds priced at a slight premium to face value and bonds with relatively low replacement yields that are callable within three or four years.

/s/ Kimberly Campbell

Kimberly Campbell has been the portfolio manager of Colonial Insured Municipal Fund since October 2003. In addition to serving as portfolio manager of the fund, Ms. Campbell was chief trader for municipal investments of Columbia Management Advisors, Inc. or its predecessors since 1995.

Past performance is no guarantee of future investment results. Current performance may be higher or lower than the performance data quoted.

Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the fund shares will be affected by interest rate changes and the creditworthiness of issues held in the fund. Investing in high yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer and rising interest rates. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

INVESTMENT PORTFOLIO

November 30, 2003


MUNICIPAL BONDS - 97.6%                  PAR        VALUE
-----------------------------------------------------------
EDUCATION - 3.7%
EDUCATION - 1.1%
DC Catholic University of America,
   Series 1999,
     5.625% 10/01/29                $1,000,000  $ 1,082,410
                                                -----------

STUDENT LOAN - 2.6%
MA Educational Loan Authority,
   Issue G, Series 2000 A,
     5.950% 12/01/15                   430,000      490,359
MT Higher Education Student
   Assistance Corp., Series 1999 B,
     6.400% 12/01/32                 2,000,000    2,100,520
                                                -----------
                                                  2,590,879
                                                -----------

-----------------------------------------------------------
HEALTH CARE - 12.2%
CONGREGATE CARE RETIREMENT - 1.1%
NY Dormitory Authority, Miriam Osborn
   Memorial Home, Series 2000 B,
     6.875% 07/01/19                   500,000      570,205
NY Suffolk County Industrial
   Development Agency, Jeffersons
   Ferry, Series 1999 A,
     7.200% 11/01/19                   550,000      579,750
                                                -----------
                                                  1,149,955
                                                -----------
HEALTH SERVICES - 2.3%
WI Health & Educational Facilities
   Authority, Marshfield Clinic,
   Series 1999,
     6.250% 02/15/29                 2,000,000    2,259,400
                                                -----------

HOSPITALS - 8.8%
CO Health Facilities Authority,
   Parkview Medical Center, Inc.,
   Series 2001,
     6.600% 09/01/25                   400,000      419,668
IA Finance Authority, Mercy Medical
   Center, Series 1999,
     5.750% 08/15/29                 1,000,000    1,100,080
IL Health Facilities Authority,
   Swedish American Hospital,
   Series 2000,
     6.875% 11/15/30                   500,000      544,605
ME Health & Higher Educational
   Facilities Authority, Series 1999 B,
     6.000% 07/01/29                 1,500,000    1,680,105
MI Flint Hospital Building Authority,
   Hurley Medical Center, Series 1998 B,
     5.375% 07/01/28                   400,000      328,036
NV Henderson, Catholic Healthcare
   West, Series 1999 A,
     6.750% 07/01/20                   500,000      539,065
OH Jackson, Consolidated
   Health Systems, Series 1999,
     6.250% 10/01/29                 1,500,000    1,706,070




                                         PAR        VALUE
-----------------------------------------------------------
OK Industrial Authority, Series 1999 A,
     5.750% 08/15/29                $2,000,000  $ 2,172,820
WA Health Care Facilities Authority,
   Kadlec Medical Center, Series 2001,
     5.875% 12/01/21                   300,000      323,250
                                                -----------
                                                  8,813,699
                                                -----------

-----------------------------------------------------------
HOUSING - 5.0%
ASSISTED LIVING/SENIOR - 0.7%
DE Kent County, Heritage at Dover,
   Series 1999,
     7.625% 01/01/30                   250,000      211,075
NC Medical Care Commission,
   DePaul Community Facilities Project,
   Series 1999,
     7.625% 11/01/29                   490,000      504,396
                                                -----------
                                                    715,471
                                                -----------
MULTI-FAMILY - 0.5%
FL Broward County Housing Finance
   Authority, Chaves Lake Apartment
   Project, Series 2000 A,
     7.500% 07/01/40                   250,000      252,490
FL Clay County Housing Finance
   Authority, Madison Commons
   Apartments, Series 2000 A,
     7.450% 07/01/40                   250,000      252,495
                                                -----------
                                                    504,985
                                                -----------
SINGLE FAMILY - 3.8%
AK Housing Finance Corp.,
   Series 1999 A-1,
     6.150% 06/01/39                 1,575,000    1,669,091
CA Rural Home Mortgage Finance
   Authority, Series 1998 A,
     6.350% 12/01/29                   370,000      389,081
CO Housing Finance Authority:
   Series 1998 D-2,
     6.350% 11/01/29                   900,000      930,438
   Series 2000 B-2,
     7.250% 10/01/31                   165,000      171,113
OK Housing Finance Agency,
   Series 2000 C-2,
     7.550% 09/01/28                   600,000      651,978
                                                -----------
                                                  3,811,701
                                                -----------

-----------------------------------------------------------
INDUSTRIAL - 0.5%
FOREST PRODUCTS - 0.5%
MN International Falls, Boise
   Cascade Corp., Series 1999,
     6.850% 12/01/29                   500,000      501,185
                                                -----------

-----------------------------------------------------------
OTHER - 11.7%
OTHER - 2.4%
AL Incentives Financing Authority,
   Series 1999 A,
     6.000% 10/01/29                 2,000,000    2,259,840




 See notes to investment portfolio.

November 30, 2003



MUNICIPAL BONDS (CONTINUED)              PAR        VALUE
-----------------------------------------------------------
OTHER (CONTINUED)
OTHER (CONTINUED)
NJ Tobacco Settlement Financing
   Corp., Series 2003,
     6.750% 06/01/39                $  150,000   $  144,538
                                                -----------
                                                  2,404,378
                                                -----------
POOL/BOND BANK - 1.0%
UT Water Finance Agency,
   Series 2002 B,
     5.125% 07/01/23                 1,000,000    1,035,720
                                                -----------

REFUNDED/ESCROWED (A) - 8.3%
AL Jefferson County Sewer Authority,
   Series 1999 A,
     5.750% 02/01/38                 2,000,000    2,325,480
NY Dormitory Authority, Series 1999 C,
     5.500% 07/01/29                 2,055,000    2,233,621
NY Metropolitan Transportation
   Authority, Series 1998 A,
     5.250% 07/01/28 (b)             1,500,000    1,716,630
PA Pittsburgh, Series 1999 A,
     5.750% 09/01/21                 1,250,000    1,446,950
WV Hospital Finance Authority,
   Charleston Area Medical Center,
   Series 2000,
     6.750% 09/01/30                   500,000      619,130
                                                -----------
                                                  8,341,811
                                                -----------

-----------------------------------------------------------
OTHER REVENUE - 0.1%
RECREATION - 0.1%
CT Gaming Authority, Mohegan
   Tribe Indians, Series 2001,
     6.250% 01/01/31                   100,000      105,843
                                                -----------

-----------------------------------------------------------
RESOURCE RECOVERY - 0.8%
DISPOSAL - 0.8%
CA Solid Waste Authority, Salinas
   Valley, Series 2002,
     5.125% 08/01/22                   750,000      770,242
                                                -----------

-----------------------------------------------------------
TAX-BACKED - 23.4%
LOCAL APPROPRIATED - 2.7%
CA Sacramento City Financing
   Authority, City Hall & Redevelopment,
   Series 2002 A,
     5.000% 12/01/32                 1,000,000    1,019,610
OK Grady County Correctional Facility,
   Series 1999,
     6.000% 11/01/29                   500,000      548,485
TX Houston, Series 2000,
     6.400% 06/01/27                 1,000,000    1,138,070
                                                -----------
                                                  2,706,165
                                                -----------




                                         PAR        VALUE
-----------------------------------------------------------
LOCAL GENERAL OBLIGATIONS - 12.8%
CA Centinela Valley Unified School
   District, Series 2002 A,
     5.250% 02/01/22                 $ 730,000   $  804,139
CA Empire Unified School District,
   No. 1987-1-A, Series 2002,
     (c) 10/01/18                    1,665,000      822,327
CA Morgan Hill Unified School
   District, Series 2002,
     (c) 08/01/21                    1,000,000      413,450
CA Union Elementary School
   District, Series 1999 A,
     (c) 09/01/16                    1,400,000      786,604
CA Vallejo Unified School
   District, Series 2002 A,
     5.900% 02/01/21                   500,000      589,700
CA West Covina Unified School
   District, Series 2002 A,
     5.800% 02/01/21                   320,000      374,429
CT East Hartford, Series 2003,
     5.000% 05/01/11                 1,000,000    1,125,840
IL Chicago, Series 1998,
     5.250% 01/01/28                   165,000      172,151
IL Coles & Cumberland Counties
   Unified School District, Series 2000,
     (c) 12/01/14                    2,080,000    1,306,386
MI Jonesville Community Schools,
   Series 1999,
     5.750% 05/01/20                 2,000,000    2,240,460
PA Philadelphia, Series 1999 C,
     5.750% 03/01/29                 1,750,000    1,942,325
RI North Kingstown, Series 1999,
     5.875% 10/01/25                 2,000,000    2,239,400
                                                -----------
                                                 12,817,211
                                                -----------
SPECIAL NON-PROPERTY TAX - 4.1%
IL Metropolitan Pier & Exposition
   Authority, McCormick Place
   Expansion Project, Series 1999,
     5.500% 12/15/24 (b)             2,000,000    2,148,220
PR Commonwealth of Puerto Rico
   Highway & Transportation Authority,
   Series 2002 E:
     5.500% 07/01/21                   250,000      287,755
     5.500% 07/01/23                 1,000,000    1,139,120
VI Virgin Islands Public Finance
   Authority, Series 1999,
     6.500% 10/01/24                   500,000      552,645
                                                -----------
                                                  4,127,740
                                                -----------
SPECIAL PROPERTY TAX - 0.9%
CA Pittsburg Redevelopment Agency,
   Los Medanos Project, Series 1999,
     (c) 08/01/26                    2,500,000      746,175
FL Lexington Oaks Community
   Development District, Series 2000 A,
     7.200% 05/01/30                   185,000      194,714
                                                -----------
                                                    940,889
                                                -----------




 See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)              PAR        VALUE
-----------------------------------------------------------
TAX-BACKED (CONTINUED)
STATE APPROPRIATED - 2.3%
IL Department of Central Management
   Services, Series 1999,
     5.850% 07/01/19                $2,000,000  $ 2,259,280
                                                -----------

STATE GENERAL OBLIGATION - 0.6%
CA California, Series 2002,
     6.000% 04/01/16                   500,000      597,165
                                                -----------

-----------------------------------------------------------
TRANSPORTATION - 22.5%
AIR TRANSPORTATION - 4.7%
FL Miami-Dade County Industrial
   Development Authority, Airis
   Miami II, LLC, Series 1999 A,
     6.000% 10/15/25                 1,000,000    1,110,730
IL Chicago O'Hare International Airport,
   United Airlines, Inc., Series 2000 A,
     6.750% 11/01/11 (d)               500,000      109,480
KY Kenton County Airport Board,
   Delta Airlines, Inc., Series 1992 A,
     7.500% 02/01/20                   100,000       99,800
MA Port Authority, US Airways, Inc.,
   Series 1999,
     6.000% 09/01/21                 2,500,000    2,626,300
MN Minneapolis & St. Paul Metropolitan
   Airport Commission, Northwest
   Airlines Corp., Series 2001 A,
     7.000% 04/01/25                   250,000      233,622
NC Charlotte/Douglas International
   Airport, US Airways, Inc.:
   Series 1998,
     5.600% 07/01/27                   200,000      144,792
   Series 2000,
     7.750% 02/01/28                   250,000      225,983
TX Dallas-Fort Worth International
   Airport, American Airlines, Inc.,
   Series 1999,
     6.375% 05/01/35                   250,000      157,815
                                                -----------
                                                  4,708,522
                                                -----------
AIRPORTS - 9.0%
DC Metropolitan Washington Airports
   Authority, Series 2003 A,
     5.500% 10/01/19                 1,000,000    1,078,750
NY Niagara Frontier Transportation
   Authority, Series 1999 A,
     5.625% 04/01/29                 2,000,000    2,178,340
TN Memphis-Shelby County, Airport
   Authority, Series 1999 D,
     6.000% 03/01/24                 5,280,000    5,818,718
                                                -----------
                                                  9,075,808
                                                -----------




                                         PAR        VALUE
-----------------------------------------------------------
PORTS - 6.6%
AL Docks Department, Series 1998,
     5.500% 10/01/22                $3,000,000  $ 3,270,030
WA Seattle Special Port Authority,
   Terminal 18, Series 1999 A,
     6.000% 09/01/29                 3,000,000    3,398,490
                                                -----------
                                                  6,668,520
                                                -----------
TOLL FACILITIES - 0.4%
CO Northwest Parkway Public Highway
   Authority, Series 2001 D,
     7.125% 06/15/41                   200,000      201,764
NY Triborough Bridge & Tunnel
   Authority, Series 2002,
     5.500% 11/15/20                   200,000      229,998
                                                -----------
                                                    431,762
                                                -----------
TRANSPORTATION - 1.8%
NV Department of Business & Industry,
   Las Vegas Monorail Project,
   Series 2000,
     7.375% 01/01/40                   250,000      248,570
NY Metropolitan Transportation
   Authority, Series 2002 A,
     5.000% 11/15/30                 1,500,000    1,529,280
                                                -----------
                                                  1,777,850
                                                -----------

-----------------------------------------------------------
UTILITY - 17.7%
INDEPENDENT POWER PRODUCER - 1.3%
MI Midland County Economic
   Development Corp., Series 2000,
     6.875% 07/23/09                   500,000      514,470
PR Commonwealth of Puerto Rico
   Industrial, Educational, Medical &
   Environmental Cogeneration Facilities,
   AES Project, Series 2000,
     6.625% 06/01/26                   300,000      311,253
VA Pittsylvania County Industrial
   Development Authority, Multi-trade
   of Pittsylvania, L.P., Series 1994 A,
     7.500% 01/01/14                   500,000      496,960
                                                -----------
                                                  1,322,683
                                                -----------
INVESTOR OWNED - 5.4%
CA Pollution Control Finance Authority,
   San Diego Gas & Electric Co.,
   Series 1991 A,
     6.800% 06/01/15                   500,000      569,840
HI Department of Budget & Finance,
   Hawaiian Electric Co., Series 1999 C,
     6.200% 11/01/29                 2,000,000    2,279,760
TX Brazos River Authority:
   Houston Industries, Inc.,
   Series 1998 A,
     5.125% 05/01/19                 2,100,000    2,225,538
   TXU Electric Co.,
   Series 2003 C,
     6.750% 10/01/38                   300,000      315,222
                                                -----------
                                                  5,390,360
                                                -----------



 See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)              PAR        VALUE
-----------------------------------------------------------
UTILITY (CONTINUED)
JOINT POWER AUTHORITY - 0.6%
NC Eastern Municipal Power Agency,
   Series 1999 D,
     6.700% 01/01/19                $  500,000  $   561,770
                                                -----------

MUNICIPAL ELECTRIC - 2.7%
CA Department of Water &
   Power Supply, Series 2002 A,
     5.500% 05/01/14                 1,000,000    1,131,930
TX Lower Colorado River Authority,
   Series 1999 A,
     5.500% 05/15/21                 1,500,000    1,634,355
                                                -----------
                                                  2,766,285
                                                -----------
WATER & SEWER - 7.7%
AZ Water System Revenue, Phoenix
   Civic Improvement Corp., Series 2001,
     5.500% 07/01/21                 1,000,000    1,141,650
SC Lugoff-Elgin Water Authority,
   Series 1999,
     6.050% 11/01/31                 1,500,000    1,720,710
TX Houston:
   Series 1997 A,
     5.375% 12/01/27                 3,000,000    3,173,580
   Series 1999 A,
     4.750% 12/01/24                 1,750,000    1,743,087
                                                -----------
                                                  7,779,027
                                                -----------
TOTAL MUNICIPAL BONDS
   (cost of $88,059,451)                         98,018,716
                                                -----------

MUNICIPAL PREFERRED STOCK - 0.5%      SHARES
-----------------------------------------------------------
HOUSING - 0.5%
MULTI-FAMILY - 0.5%
Charter Mac Equity Issue Trust,
     7.100% 06/30/09 (e)
     (cost of $500,000)                500,000      539,895
                                                -----------

SHORT-TERM OBLIGATIONS - 0.7%            PAR
-----------------------------------------------------------
VARIABLE RATE DEMAND NOTES (F) - 0.7%
FL Alachua County Health Facilities
   Authority, Oak Hammock at the
   University of Florida, Series 2002 A,
     1.100% 10/01/32                $  300,000      300,000
MO State Health & Educational Facilities
   Authority, Washington University,
   Series 1996 C,
     1.050% 09/01/30                   100,000      100,000
WI State Health & Educational Facilities
    Authority, Riverview Hospital
   Association, Series 2001,
     1.150% 10/01/30                   100,000      100,000




                                         PAR        VALUE
-----------------------------------------------------------
WY Uinta County Pollution Control
   Revenue, Chevron USA, Inc.:
   Series 1993,
     1.080% 08/15/20                $  100,000   $  100,000
   Series 1997,
     1.080% 04/01/10                   100,000      100,000
                                                -----------

TOTAL SHORT-TERM OBLIGATIONS
   (cost of $700,000)                               700,000
                                                -----------

TOTAL INVESTMENTS - 98.8%
   (cost of $89,259,451) (g)                     99,258,611
                                                -----------

OTHER ASSETS & LIABILITIES, NET - 1.2%            1,161,741
-----------------------------------------------------------
NET ASSETS* - 100.0%                           $100,420,352
                                                -----------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

*   Net assets represent both Common Shares and Auction Preferred Shares.
(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(b) These securities, or a portion thereof, with a market value of $2,955,036, are being used to collateralize open futures contracts.
(c) Zero coupon bond.
(d) As of November 30, 2003, the Fund held a bond of United Airlines, Inc., that filed for bankruptcy protection under Chapter 11, representing 0.1% of net assets. This issuer is in default of certain debt covenants. Income is not being accrued.
(e) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the value of this security amounted to $539,895, which represents 0.5% of net assets.
(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 2003.
(g) Cost for federal income tax purposes is $89,159,877.

Short futures contracts open at November 30, 2003:

                     Par Value                   Unrealized
                    Covered by     Expiration   Appreciation
         Type        Contracts        Month      at 11/30/03
------------------------------------------------------------
10 Year U.S.
   Treasury Note $11,700,000         Mar-04        $17,638
20 Year U.S.
   Treasury Bond   1,400,000         Mar-04          1,016
                                                -----------
                                                   $18,654
                                                -----------




 See notes to financial statements.

November 30, 2003


NOTES TO INVESTMENT PORTFOLIO (CONTINUED):
--------------------------------------------------------------------------------

For the year ended November 30, 2003, transactions in written options were as follows:

                                 NUMBER OF      PREMIUMS
                                 CONTRACTS      RECEIVED
                                -----------  --------------
Options outstanding
    at November 30, 2002              --    $          --
Options written - call             2,806        1,990,864
Options written - put              3,111        1,495,498
Options closed                    (5,917)      (3,486,362)
Options expired                       --               --
Options exercised                     --               --
                                  ------       ----------
Options outstanding
    at November 30, 2003              --    $          --
                                  ------       ----------


The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. A list of these insurers is as follows:

                                                 % OF TOTAL
        INSURER                                  INVESTMENTS
------------------------------------------------------------
MBIA Insurance Corp.                                  27.9%
Ambac Assurance Corp.                                 21.7
Financial Guaranty Insurance Corp.                    20.2
Financial Security Assurance, Inc.                     8.2
Radian Asset Assurance, Inc.                           4.3
Federal Housing Administration                         1.7
ACA Financial Guaranty Corp.                           0.6
FNMA Collateralized                                    0.4
                                                    -------
                                                      85.0%
                                                    -------




 See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2003




ASSETS:

Investments, at cost                           $ 89,259,451
                                               ------------
Investments, at value                          $ 99,258,611
Cash                                                 83,415
Receivable for:
   Interest                                       1,422,075
   Futures variation margin                         103,141
Expense reimbursement due from
   Investment Advisor                                11,568
Deferred Trustees' compensation plan                  2,882
                                               ------------
   Total Assets                                 100,881,692
                                               ------------

LIABILITIES:
Payable for:
   Distributions - common shares                    367,401
   Distributions - preferred shares                   2,855
   Preferred shares remarketing commissions             767
   Investment advisory fee                           28,183
   Pricing and bookkeeping fees                      10,753
   Trustees' fees                                       344
   Audit fee                                         32,510
   Custody fee                                        1,170
   Reports to shareholders                            9,000
Deferred Trustees' fees                               2,882
Other liabilities                                     5,475
                                               ------------
   Total Liabilities                                461,340
                                               ------------

Auction Preferred Shares (1,492 shares issued
   and outstanding at $25,000 per share)       $ 37,300,000
                                               ------------

COMPOSITION OF NET ASSETS APPLICABLE
   TO COMMON SHARES:

Paid-in capital - common shares                $ 60,202,400
Undistributed net investment income                 132,113
Accumulated net realized loss                    (7,231,975)
Net unrealized appreciation on:
   Investments                                    9,999,160
   Futures contracts                                 18,654
                                               ------------
Net assets at value applicable to 4,247,480
   common shares of beneficial interest
   outstanding                                 $ 63,120,352
                                               ============

Net asset value per common share               $      14.86
                                               ============




STATEMENT OF OPERATIONS

For the Year Ended November 30, 2003



INVESTMENT INCOME:

Interest                                       $  5,405,214
Dividends                                               897
                                               ------------
   Total Investment Income                        5,406,111
                                               ------------

EXPENSES:

Investment advisory fee                             653,722
Pricing and bookkeeping fees                         70,404
Trustees' fees                                        9,144
Preferred shares remarketing commissions             93,356
Transfer agent fee                                   33,852
Custody fee                                           8,916
Audit fee                                            44,181
Other expenses                                       55,094
                                               ------------
   Total Expenses                                   968,669
Fees and expenses waived or
   reimbursed by Investment Advisor                (415,013)
Custody earnings credit                                (446)
                                               ------------
   Net Expenses                                     553,210
                                               ------------
Net Investment Income                             4,852,901
                                               ------------


NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, WRITTEN OPTIONS
   AND FUTURES CONTRACTS:

Net realized gain (loss) on:
   Investments                                      524,705
   Written options                                 (396,805)
   Futures contracts                             (3,055,056)
                                               ------------
     Net realized loss                           (2,927,156)
                                               ------------
Net change in unrealized appreciation/depreciation on:
   Investments                                    2,701,253
   Futures contracts                               (122,477)
                                               ------------
     Net change in unrealized
       appreciation/depreciation                  2,578,776
                                               ------------
Net Loss                                           (348,380)
                                               ------------
Net Increase in Net Assets from Operations        4,504,521
                                               ------------


LESS DISTRIBUTIONS DECLARED TO
   PREFERRED SHAREHOLDERS:

From net investment income                         (354,708)
                                               ------------
Net Increase in Net Assets from Operations
   Applicable to Common Shares                 $  4,149,813
                                               ------------




See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                         YEAR ENDED
                                        NOVEMBER 30,
                                ---------------------------
INCREASE (DECREASE) IN NET ASSETS:   2003          2002
-----------------------------------------------------------
OPERATIONS:
Net investment income           $  4,852,901   $  5,127,680
Net realized loss on investments,
   written options and
   futures contracts              (2,927,156)    (1,205,544)
Net change in unrealized
   appreciation/depreciation
   on investments and
   futures contracts               2,578,776        148,321
                                ------------   ------------
Net Increase from Operations       4,504,521      4,070,457
                                ------------   ------------

LESS DISTRIBUTIONS DECLARED
   TO PREFERRED SHAREHOLDERS:
From net investment income          (354,708)      (520,629)
                                ------------   ------------
Increase in Net Assets from
   Operations Applicable to
   Common Shares                   4,149,813      3,549,828
                                ------------   ------------

LESS DISTRIBUTIONS DECLARED
   TO COMMON SHAREHOLDERS:

From net investment income        (4,448,141)    (4,706,303)
                                ------------   ------------

SHARE TRANSACTIONS:
Distribution reinvested -
   common shares                     167,020        117,785
                                ------------   ------------
Total Decrease in Net Assets
   Applicable to Common Shares      (131,308)    (1,038,690)

NET ASSETS APPLICABLE TO
   COMMON SHARES:
Beginning of period               63,251,660     64,290,350
                                ------------   ------------
End of period (including
   undistributed net investment
   income of $132,113 and
   $86,231, respectively)       $ 63,120,352   $ 63,251,660
                                ============   ============




                                         YEAR ENDED
                                        NOVEMBER 30,
                                 --------------------------
NUMBER OF FUND SHARES:               2003          2002
-----------------------------------------------------------

Common Shares:
Issued for distributions reinvested   11,181          7,904
Outstanding at:
   Beginning of period             4,236,299      4,228,395
                                ------------   ------------
   End of period                   4,247,480      4,236,299
                                ------------   ------------

Preferred Shares:
Outstanding at end of period           1,492          1,492
                                ------------   ------------



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

November 30, 2003


NOTE 1. ORGANIZATION

Colonial Insured Municipal Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a non-diversified, closed-end management investment company.

INVESTMENT GOAL
The Fund seeks to provide current income generally exempt from ordinary federal income tax.

FUND SHARES

The Fund may issue an unlimited number of common shares. On December 20, 1999 the Fund issued 1,492 Auction Preferred Shares ("APS").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

OPTIONS

The Fund may write call and put options on futures it owns or in which it may invest. Writing put options

November 30, 2003


tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument.
The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, by distributing substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to common shareholders are recorded on ex-date. Distributions to Auction Preferred shareholders are recorded daily and payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on November 30, 2003 was 1.00%. For the year ended November 30, 2003, the Fund declared dividends to Auction Preferred shareholders amounting to $354,708, representing an average APS dividend rate of 0.95%.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2003, permanent differences resulting primarily from differing treatments for market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

      UNDISTRIBUTED         ACCUMULATED
     NET INVESTMENT        NET REALIZED           PAID-IN
         INCOME                LOSS               CAPITAL
      ------------         ------------           ------
        $(4,170)              $4,170                $--

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2003 and November 30, 2002 was as follows:

                               NOVEMBER 30,    NOVEMBER 30,
                                   2003            2002
                               ------------    ------------
Distributions paid from:
  Tax-Exempt Income              $4,802,018      $5,219,657
  Ordinary Income*                      831           7,275
  Long-Term Capital Gains                --              --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

November 30, 2003


As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED UNDISTRIBUTED  UNDISTRIBUTED
    TAX-EXEMPT     ORDINARY       LONG-TERM   NET UNREALIZED
      INCOME        INCOME      CAPITAL GAINS  APPRECIATION*
   ------------  ------------   ------------   -------------
     $406,518         $--            $--        $10,098,734

* The difference between book-basis and tax-basis net unrealized appreciation is primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation (depreciation) at November 30, 2003, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                      $10,647,118
   Unrealized depreciation                         (548,384)
                                                -----------
     Net unrealized appreciation                $10,098,734
                                                -----------

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

            YEAR OF                   CAPITAL LOSS
          EXPIRATION                  CARRYFORWARD
           --------                   ------------
              2008                      $  936,392
              2010                       1,200,810
              2011                       2,232,409
                                      ------------
                                        $4,369,611
                                      ------------

No capital loss carryforwards were utilized and/or expired during the year ended November 30, 2003 for the fund.

Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

On April 1, 2003, Colonial Management Associates, Inc., the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly fee at the annual rate of 0.65% of the Fund's average weekly net assets, including assets applicable to the APS. Through November 30, 2004, Columbia has contractually agreed to waive a portion of its investment advisory fee so that such fees will not exceed 0.35% annually.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street").

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average weekly net assets, including assets applicable to the APS, exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average weekly net assets, including assets applicable to the APS, of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended November 30, 2003, the effective pricing and bookkeeping fee rate was 0.070%. Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

EXPENSE LIMITS AND FEE WAIVERS

Columbia has voluntarily agreed to reimburse the Fund for certain expenses so that total expenses (exclusive of investment advisory fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.20% annually of the Fund's average weekly net assets, including assets applicable to APS. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

November 30, 2003



NOTE 5. PREFERRED SHARES

The Fund currently has outstanding 1,492 APS. The APS are redeemable at the option of the Fund on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

Under the Act, the Fund is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are outstanding. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the APS Agreement and in accordance with the guidelines prescribed by the APS' rating agencies. Should these requirements not be met, or should dividends accrued on the APS not be paid, the Fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain APS. At November 30, 2003, there were no restrictions on the Fund.

NOTE 6. PORTFOLIO INFORMATION

PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $3,822,646 and $7,157,619, respectively.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investor Services. At November 30, 2003, investments supported by private insurers or by a letter of credit from institutions that represent greater than 5% of the total investments of the Fund were as follows:

                                                 % OF TOTAL
        INSURER                                  INVESTMENTS
------------------------------------------------------------
MBIA Insurance Corp.                                  27.9%
Ambac Assurance Corp.                                 21.7
Financial Guaranty Insurance Corp.                    20.2
Financial Security Assurance, Inc.                     8.2

GEOGRAPHIC CONCENTRATION

The Fund had greater than 5% of its net assets at November 30, 2003, invested in debt obligations issued by the states of Alabama, California, Illinois, Oklahoma, New York, Tennessee and Texas and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):

                                                                                                                      PERIOD
                                                                            YEAR ENDED NOVEMBER 30,                    ENDED
                                                               ---------------------------------------------------  NOVEMBER 30,
                                                                  2003         2002         2001         2000         1999 (a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $      14.93  $     15.20  $     14.68  $     14.30  $     14.33
                                                               ------------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                  1.14(b)      1.21(b)(c)   1.24(b)      1.24(d)      0.06
Net realized and unrealized gain (loss) on investments,
   written options and futures contracts                              (0.08)       (0.25)(c)     0.51         0.55        (0.06)
                                                               ------------  -----------  -----------  -----------  -----------
  Total from Investment Operations                                     1.06         0.96         1.75         1.79           --
                                                               ------------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS DECLARED TO PREFERRED SHAREHOLDERS
From net investment income                                            (0.08)       (0.12)       (0.26)       (0.35)          --
                                                               ------------  -----------  -----------  -----------  -----------
  Total from Investment Operations Applicable
   to Common Shareholders                                              0.98         0.84         1.49         1.44           --
                                                               ------------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS DECLARED TO COMMON SHAREHOLDERS:
From net investment income                                            (1.05)       (1.11)       (0.97)       (0.93)          --
                                                               ------------  -----------  -----------  -----------  -----------
LESS SHARE TRANSACTIONS:
Offering costs-- common shares                                           --           --           --           --(e)     (0.03)
Commission and offering costs-- preferred shares                         --           --           --        (0.13)          --
                                                               ------------  -----------  -----------  -----------  -----------
  Total Share Transactions                                               --           --           --        (0.13)       (0.03)
                                                               ------------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD                                 $      14.86  $     14.93  $     15.20  $     14.68  $     14.30
                                                               ============  ===========  ===========  ===========  ===========
Market price per share--common shares                          $      15.30  $     15.09  $     16.50  $     12.63  $     15.00
                                                               ============  ===========  ===========  ===========  ===========
Total return--based on market value--common shares (f)(g)             8.77%      (1.72)%       39.25%      (9.77)%        0.00%(h)
                                                               ============  ===========  ===========  ===========  ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)(j)                                                       0.88%(k)     0.87%(k)     0.87%(k)     0.86%(k)     0.55%(l)
Net investment income before preferred stock dividend (i)(j)          7.68%        8.04%(c)     8.11%        8.78%        4.38%(l)
Net investment income after preferred stock dividend (i)(j)           7.12%        7.22%(c)     6.42%        6.34%        4.38%(l)
Voluntary waiver/reimbursement (j)                                    0.18%        0.13%        0.17%        0.48%        0.61%(l)
Portfolio turnover rate                                                  4%          13%           8%          33%           7%(h)
Net assets, end of period (000's)-- common shares              $     63,120  $    63,252  $    64,290  $    62,051   $   54,422

(a) The Fund commenced investment operations on October 29, 1999. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002, was to increase the ratio of net investment income to average net assets from 8.02% to 8.04% and increase the ratio of net investment income (adjusted for dividend payments to preferred shareholders) from 7.20% to 7.22%. The impact to the net investment income and realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Rounds to less than $0.01 per share.
(f) Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.
(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Ratios reflect average net assets available to common shares only.
(k) Ratios calculated using average net assets of the Fund equals 0.55%, 0.55%, 0.55% and 0.54% for the years ended November 30, 2003, November 30, 2002, November 30, 2001 and November 30, 2000, respectively.
(l) Annualized.

ASSET COVERAGE REQUIREMENTS
                                                   INVOLUNTARY
                                       ASSET       LIQUIDATING     AVERAGE
                     TOTAL AMOUNT    COVERAGE      PREFERENCE   MARKET VALUE
                      OUTSTANDING    PER SHARE      PER SHARE     PER SHARE
--------------------------------------------------------------------------
11/30/03              $37,300,000     $67,306        $25,002       $25,000
11/30/02               37,300,000      67,396         25,012        25,000
11/30/01               37,300,000      68,090         25,001        25,000
11/30/00 *             37,300,000      66,589         25,020        25,000

* On December 20, 1999, the Fund began offering Auction Preferred Shares.

REPORT OF INDEPENDENT AUDITORS

TO THE TRUSTEES AND THE SHAREHOLDERS OF COLONIAL INSURED MUNICIPAL FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Insured Municipal Fund (the "Fund") at November 30, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts

January 12, 2004

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

99.98% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

DIVIDEND REINVESTMENT PLAN

COLONIAL INSURED MUNICIPAL FUND

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional Common Shares of the Fund by EquiServe Trust Company, N.A. (the "Plan Agent"), as agent under the Plan, unless a Common Shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the Common Shareholder. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee, or unless the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the Plan will be paid by check mailed directly to the record holder by the Plan Agent, as dividend paying agent.

The Plan Agent will furnish each person who buys shares in the offering with written information relating to the Plan. Included in such information will be procedures for electing to receive distributions in cash (or, in the case of shares held in the name of a broker or nominee who does not participate in the Plan, procedures for having such shares registered in the name of the shareholder so that such shareholder may participate in the Plan).

If the Trustees of the Fund declare a dividend (including a capital gain dividend) payable either in shares or in cash, as holders of shares may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares valued as set forth below. Whenever a market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the distribution, participants will be issued shares at the net asset value most recently determined as provided under "Net Asset Value" in the Fund's prospectus and its Statement of Additional Information, but in no event less than 95% of the market price. If the net asset value of the shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend (including a capital gain dividend) payable only in cash, the Plan Agent will, as agent for the participants, use the cash that the shareholders would have received as a dividend to buy shares in the open market, the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend (including a capital gain dividend) had been paid in shares issued by the Fund. The Plan Agent will apply all cash received as a dividend (including a capital gain dividend) to purchase shares on the open market as soon as practicable after the payment date of such dividend, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

There is no charge to participants for reinvesting dividends (including capital gain dividends). The Plan Agent's fees for handling the reinvestment of dividends (including capital gain dividends) will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends (including capital gain dividends).

The automatic reinvestment of dividends (including capital gain dividends) will not relieve participants of any income tax which may be payable on such dividends. The amount of the dividend for tax purposes may vary depending on whether the Fund issues new Common Shares or purchases them on the open market.

The Plan may be amended or terminated on 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed to EquiServe Trust Company, N.A., by mail at P.O. Box 43010, Providence, RI 02940-3010, or by phone at 1-800-730-6001.

TRUSTEES

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 119 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.


                                                                                                      Number of
                                                                                                    portfolios in
                                         Year first                                                 Columbia Funds
                                         elected or                                                    Complex          Other
                              Position    appointed       Principal occupation(s)                    overseen by    directorships
Name, address and age        with Funds  to office1       during past five years                   Trustee/Director     held
---------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
----------------------
Douglas A. Hacker              Trustee      1996     Executive Vice President-Strategy of United Airlines   119         Orbitz
(age 48)                                             (airline) since December, 2002 (formerly President                (online
P.O. Box 66100                                       of UAL Loyalty Services (airline) from September,                  travel
Chicago, IL 60666                                    2001 to December, 2002; Executive Vice President                  company)
                                                     and Chief Financial Officer of United Airlines from
                                                     March, 1993 to September, 2001).

Janet Langford Kelly           Trustee      1996     Chief Administrative Officer and Senior Vice           119         None
(age 45)                                             President, Kmart Holding Corporation (consumer
3100 West Beaver Road                                goods) since September, 2003 (formerly Executive
Troy, MI 48084-3163                                  Vice President-Corporate Development and
                                                     Administration, General Counsel and Secretary,
                                                     Kellogg Company (food manufacturer), from September,
                                                     1999 to August, 2003; Senior Vice President,
                                                     Secretary and General Counsel, Sara Lee Corporation
                                                     (branded, packaged, consumer- products manufacturer)
                                                     from January, 1995 to September, 1999).

Richard W. Lowry               Trustee      1995     Private Investor since August, 1987 (formerly         121 3        None
(age 67)                                             Chairman and Chief Executive Officer, U.S. Plywood
10701 Charleston Drive                               Corporation (building products manufacturer)).
Vero Beach, FL 32963

Charles R. Nelson              Trustee      1981     Professor of Economics, University of Washington,      119         None
(age 61)                                             since January, 1976; Ford and Louisa Van Voorhis
Department of Economics                              Professor of Political Economy, University of
University of Washington                             Washington, since September, 1993; Director,
Seattle, WA 98195                                    Institute for Economic Research, University of
                                                     Washington, since September, 2001; Adjunct
                                                     Professor of Statistics, University of Washington,
                                                     since September, 1980; Associate Editor, Journal of
                                                     Money Credit and Banking, since September, 1993;
                                                     consultant on econometric and statistical matters.

John J. Neuhauser              Trustee      1985     Academic Vice President and Dean of Faculties        122 3,4     Saucony, Inc.
(age 60)                                             since August, 1999, Boston College (formerly                       (athletic
84 College Road                                      Dean, Boston College School of Management from                     footwear);
Chestnut Hill, MA 02467-3838                         September, 1977 to September, 1999).                            SkillSoft Corp.
                                                                                                                      (e-learning)

Patrick J. Simpson             Trustee      2000     Partner, Perkins Coie L.L.P. (law firm).               119          None
(age 58)
1211 S.W. 5th Avenue
Suite 1500
Portland, OR 97204




20


TRUSTEES (CONTINUED)

                                                                                                      Number of
                                                                                                    portfolios in
                                         Year first                                                 Columbia Funds
                                         elected or                                                    Complex          Other
                              Position    appointed       Principal occupation(s)                    overseen by    directorships
Name, address and age        with Funds  to office1       during past five years                   Trustee/Director     held
---------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees (continued)
----------------------------------
Thomas E. Stitzel              Trustee      1998     Business Consultant since 1999 (formerly Professor     119         None
(age 67)                                             of Finance from 1975 to 1999, College of Business,
2208 Tawny Woods Place                               Boise State University); Chartered Financial Analyst.
Boise, ID 83706

Thomas C. Theobald             Trustee      1996     Managing Director, William Blair Capital Partners      119         Anixter
(age 66)                         and                 (private equity investing) since September, 1994.               International
27 West Monroe Street,       Chairman of                                                                                (network
Suite 3500                   the Board6                                                                                  support
Chicago, IL 60606                                                                                                       equipment
                                                                                                                       distributor),
                                                                                                                       Jones Lang
                                                                                                                      LaSalle (real
                                                                                                                         estate
                                                                                                                       management
                                                                                                                      services) and
                                                                                                                        MONY Group
                                                                                                                    (life insurance)

Anne-Lee Verville              Trustee      1998     Author and speaker on educational systems needs       120 4       Chairman of
(age 58)                                             (formerly General Manager, Global Education                      the Board of
359 Stickney Hill Road                               Industry, IBM Corporation (computer and                            Directors,
Hopkinton, NH 03229                                  technology) from 1994 to 1997).                                  Enesco Group,
                                                                                                                     Inc. (designer,
                                                                                                                      importer and
                                                                                                                     distributor of
                                                                                                                      giftware and
                                                                                                                      collectibles)

Richard L. Woolworth           Trustee      1991     Retired since December 2003 (formerly Chairman         119         NW Natural
(age 62)                                             and Chief Executive Officer, The Regence Group                  (a natural gas
100 S.W. Market Street                               (regional health insurer); Chairman and Chief                 service provider)
#1500                                                Executive Officer, BlueCross BlueShield of Oregon;
Portland, OR 97207                                   Certified Public Accountant, Arthur Young & Company).




21


TRUSTEES (CONTINUED)

                                                                                                      Number of
                                                                                                    portfolios in
                                         Year first                                                 Columbia Funds
                                         elected or                                                    Complex          Other
                              Position    appointed       Principal occupation(s)                    overseen by    directorships
Name, address and age        with Funds  to office1       during past five years                   Trustee/Director     held
---------------------------------------------------------------------------------------------------------------------------------

Interested Trustees
-------------------
William E. Mayer2              Trustee      1994     Managing Partner, Park Avenue Equity Partners         121 3    Lee Enterprises
(age 63)                                             (private equity) since February, 1999 (formerly                 (print media),
399 Park Avenue                                      Founding Partner, Development Capital LLC from                   WR Hambrecht
Suite 3204                                           November 1996 to February, 1999).                              + Co. (financial
New York, NY 10022                                                                                                 service provider)
                                                                                                                    and First Health
                                                                                                                      (healthcare)

Joseph R. Palombo2             Trustee      2000     Executive Vice President and Chief Operating          120 5        None
(age 50)                         and                 Officer of Columbia Management Group, Inc. since
One Financial Center         President               December, 2001 and Director, Executive Vice
Boston, MA 02111                                     President and Chief Operating Officer of Columbia
                                                     Management Advisors, Inc. (Advisor) since April,
                                                     2003 (formerly Chief Operations Officer of Mutual
                                                     Funds, Liberty Financial Companies, Inc. from
                                                     August, 2000 to November, 2001; Executive Vice
                                                     President of Stein Roe & Farnham Incorporated
                                                     (Stein Roe) from April, 1999 to April, 2003;
                                                     Director of Colonial Management Associates, Inc.
                                                     (Colonial) from April, 1999 to April, 2003;
                                                     Director of Stein Roe from September, 2000 to
                                                     April, 2003) President of Columbia Funds and
                                                     Galaxy Funds since February, 2003 (formerly Vice
                                                     President from September 2002 to February 2003);
                                                     Manager of Columbia Floating Rate Limited Liability
                                                     Company since October, 2000; (formerly Vice
                                                     President of the Columbia Funds from April, 1999
                                                     to August, 2000; Chief Operating Officer and Chief
                                                     Compliance Officer, Putnam Mutual Funds from
                                                     December, 1993 to March, 1999).



1 In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.
2 Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
3 Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
4 Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
5 Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
6 Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003. Prior to that date, Mr. Palombo was Chairman of the Board.


OFFICERS

                                    Year first
                     Position with  elected or
                        Columbia     appointed
Name, address and age     funds      to office   Principal occupation(s) during past five years
------------------------------------------------------------------------------------------------------------------------------------
Officers
--------
Vicki L. Benjamin        Chief       2001       Controller of the Columbia Funds and of the Liberty All-Star Funds since May, 2002;
(Age 42)              Accounting                Chief Accounting Officer of the Columbia Funds and Liberty All-Star Funds since
One Financial Center  Officer and               June, 2001; Controller and Chief Accounting Officer of the Galaxy Funds since
Boston, MA 02111      Controller                September, 2002 (formerly Vice President, Corporate Audit, State Street Bank and
                                                Trust Company from May, 1998 to April, 2001).

J. Kevin Connaughton   Treasurer     2000       Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December,
(Age 39)                                        2000; Vice President of the Advisor since April, 2003 (formerly Controller of the
One Financial Center                            Liberty Funds and of the Liberty All-Star Funds from February, 1998 to October,
Boston, MA 02111                                2000); Treasurer of the Galaxy Funds since September 2002; Treasurer, Columbia
                                                Management Multi-Strategy Hedge Fund, LLC since December, 2002 (formerly Vice
                                                President of Colonial from February, 1998 to October, 2000).

David A. Rozenson      Secretary     2003       Secretary of the Columbia Funds and of the Liberty All-Star Funds since December,
(Age 49)                                        2003; Senior Counsel, Fleet Boston Financial Corporation since January, 1996;
One Financial Center                            Associate General Counsel, Columbia Management Group since November, 2002.
Boston, MA 02111




                       This page intentionally left blank.

TRANSFER AGENT
--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Insured Municipal Fund is:

EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA  02021


The trust mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the fund.

Financial advisors who want additional information about the fund may speak to a representative at 800-426-3750.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-730-6001 and (ii) on the Securities and Exchange Commissionwebsite at http://www.sec.gov.

This report has been prepared for shareholders of Colonial Insured Municipal
Fund.

COLONIAL INSURED MUNICIPAL FUND   ANNUAL REPORT

                                                 ID-02/576Q-1103 (01/04) 03/3854

Item 2. Code of Ethics.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable at this time.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to Columbia Management Advisors, Inc. (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is for proposals given special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO are not held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnifications (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than those covered by the predetermined guidelines), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

In addition, if a portfolio manager or other party involved with a client of the Advisor or Fund account concludes that the interest of the client or Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person (or entity) that would create a potential conflict of interest.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of the Advisor's equity investments, equity research, compliance and legal functions. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, its functions include annual review of its Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and development and modification of voting guidelines and procedures as it deems appropriate or necessary.

The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Colonial Insured Municipal Fund
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By (Signature and Title) /s/ Joseph R. Palombo
                        ------------------------------------------------------
                         Joseph R. Palombo, President


Date                           February 4, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph R. Palombo
                        ------------------------------------------------------
                         Joseph R. Palombo, President


Date                          February 4, 2004
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By (Signature and Title)  /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                          J. Kevin Connaughton, Treasurer


Date                               February 4, 2004
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